                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation                    Case No. 03-12658 (MFW)
                                           Reporting Period: 01/01/04 - 01/31/04

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                           DOCUMENT         EXPLANATION
REQUIRED DOCUMENTS                                      FORM NO.           ATTACHED           ATTACHED
------------------                                      --------           --------           --------
Schedule of Cash Receipts and Disbursements          MOR - 1A                 x
     Bank Reconciliations (or copies of Debtor's
     bank reconciliations)                           MOR - 1B                 x
Statement of Operations                              MOR - 2
Balance Sheet                                        MOR - 3
Status of Postpetition Taxes                         MOR - 4                  x
    Copies of IRS Form 6123 or payment receipt (See
    Tax Affidavit)                                                                               x
    Copies of tax returns filed during reporting
    period (See Tax Affidavit)                                                                   x
Summary of Unpaid Postpetition Debts                 MOR - 4                  x
    Listing of aged accounts payable                                          x
Accounts Receivable Aging                            MOR - 5                  x
Debtor Questionnaire                                 MOR - 5                  x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                                     Executive Chairman
------------------------------                       ---------------------------
Signature of Responsible Party                       Title


Mark E. Toney                                         2/19/2004
------------------------------                       ---------------------------
Printed Name of Responsible Party                    Date


PREPARER:



/s/ John P. Boyle                                     Chief Accounting Officer
------------------------------                       ---------------------------
Signature of Preparer                                Title


John P. Boyle                                        2/19/2004
------------------------------                       ---------------------------
Printed Name of Preparer                             Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 01/01/04 - 01/31/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                     CURRENT MONTH           CUMULATIVE FILING TO DATE
                                  DEBTOR    NON-DEBTOR (I)            ACTUALS
                                  ------    --------------            -------
CASH BEGINNING                       101         45                     132

RECEIPTS

Customer Payments (a)                 12         --                    (151)
Trust Receipts (b)                    --      1,772                  18,856
Trust Advances (b)                    --     (1,360)                (10,867)
Receipt of Servicer Fee              143         --                     556
DIP Facility Advances                 --         --                   6,750


TOTAL RECEIPTS                       155        412                  15,144

DISBURSEMENTS

Payroll (d)(e)(f)                   (536)        --                  (1,717)
Benefits (d)(e)(f)                   (35)        --                    (174)
Building Costs (g)                   (43)        --                    (290)
Equipment Costs                      (15)        --                    (119)
Auto, Travel & Entertainment         (14)        --                    (107)
Outside Services                     (69)        --                    (199)
Sales & Use Taxes                     --         --                      --
Payments by Affiliates on
Debtor's Behalf (c)                  733         23                   2,814
DIP Facility Repayments             (149)        --                  (5,021)
Advance to RC III Trust (j)           --         --                  (2,000)
Paydown of US Bank Debt               --       (449)                 (8,004)
Other Expense (h)                    (21)        --                    (321)

Professional Fees                     --         --                      --
U.S. Trustee Quarterly Fees           (8)        --                      (8)


TOTAL DISBURSEMENTS                 (157)      (426)                (15,146)

NET CASH FLOW                         (2)       (14)                     (2)

CASH END OF MONTH                     99         31                     130


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                        (157)
   Transfers to Debtor in Possession Accounts                                --
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)  --
   Disbursements Related to Restricted Funds that are not Estate Expenses    --
   Payments by Affiliates on Debtor's Behalf (c)                           (733)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE                           (890)
QUARTERLY FEES

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)               REPORTING PERIOD:  01/01/04 - 01/31/04



BANK RECONCILIATIONS
(in thousands)

                                             ACCOUNTS                           CURRENT MONTH
                                DEBTOR OPERATING   NON-DEBTOR (I)     OTHER        ACTUALS
                                ----------------   --------------     -----        -------
CASH BEGINNING OF MONTH                101               45            --             146

RECEIPTS
Customer Payments (a)                   12               --            --              12
Trust Receipts (b)                      --            1,772            --           1,772
Trust Advances (b)                      --           (1,360)           --          (1,360)
Receipt of Servicer Fee                143               --            --             143
DIP Facility Advances                   --               --            --              --
                                     ------          ------           ----         ------
TOTAL RECEIPTS                         155              412            --             567

DISBURSEMENTS
Payroll (d)(e)(f)                     (536)              --            --            (536)
Benefits (d)(e)(f)                     (35)              --            --             (35)
Building Costs (g)                     (43)              --            --             (43)
Equipment Costs                        (15)              --            --             (15)
Auto, Travel & Entertainment           (14)              --            --             (14)
Outside Services                       (69)              --            --             (69)
Sales & Use Taxes                       --               --            --              --
Payments by Affiliates on
Debtor's Behalf (c)                    733               23           756
DIP Facility Repayments               (149)              --            --            (149)
Advance to RC III Trust (j)             --               --            --              --
Paydown of US Bank Debt                 --             (449)           --            (449)
Other Expense (h)                      (21)              --            --             (21)

Professional Fees                       --               --            --              --
U.S. Trustee Quarterly Fees             (8)              --            --              (8)
                                     ------          ------           ----         ------
TOTAL DISBURSEMENTS                   (157)            (426)           --            (583)

NET CASH FLOW                           (2)             (14)           --             (16)

CASH END OF MONTH                       99               31            --             130

BANK BALANCE                            99               31            --             130
   Deposits in Transit                  --               --            --              --
   Outstanding Checks                   --               --            --              --
   Other                                --               --            --              --
ADJUSTED BANK BALANCE                   99               31            --             130


See footnotes on following page.                                       MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 01/01/04 - 01/31/04
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)

(a) Payments on loan agreements between DVI Business Credit Corporation (BC), case #03-12658, and customers.

(b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

(c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $733 paid by DFS on behalf of the Debtor consists of the following:

                                  DFS Direct     DFS Allocated     Total
                                  --------------------------------------
            Payroll                  $447             $89           $536
            Benefits                   28               7             35
            Building Costs              4              39             43
            Equipment Costs             4              11             15
            Auto, Travel & Ent.        13               1             14
            Outside Services           53              16             69
            Other*                      9              12             21
                                  --------------------------------------
            Total                    $558            $175           $733

            *Does not include $23 of Non-Debtor interest paid to US Bank

(d) The number of employees at the end of the period as compared to pre-petition:

         July           66
         January        25

(e) The benefit-to-payroll relationship, with an 8.0% allocation of benefits (similar to payroll) is 14.8% for BC. Benefit costs are reduced for collection of COBRA payments and payroll was adjusted for KERP payments during the period.

(f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

(g) Building costs of $43 ($39 allocation from DFS and $4 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

(h) Other expenses of $21 were primarily the result of $7 in direct bank charges, $2 of miscellaneous and $12 of allocations from DFS. Please refer to the DFS footnotes.

(i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

(j) To make funds available to continue funding clients in the RC III trust.

In re DVI Business Credit                  Case No. 03-12658 (MFW)
Corporation                                Reporting Period: 01/01/04 - 01/31/04

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                           Beginning     Amount                     Ending
                                              Tax      Withheld or    Amount          Tax
                                           Liability     Accrued       Paid        Liability
                                           ---------     -------       ----        ---------
FEDERAL
Withholding                                    --           80          (80)            --
FICA-Employee                                  --           31          (31)            --
FICA-Employer  (b)                              2           34          (31)             5
Unemployment                                   --            1           (1)            --
Income (c) (d)                             (3,505)        (386)         318         (3,573)
Other                                          --           --           --             --
    Total Federal Taxes                    (3,502)        (240)         175         (3,567)
STATE AND LOCAL
Withholding                                    --           15          (15)            --
Sales (b)                                      --           --           --             --
Excise                                         --           --           --             --
Unemployment                                   --            7           (7)            --
Real Property                                  --           --           --             --
Personal Property                              --           --           --             --
Florida Doc Stamp                              --           --           --             --
Franchise                                      --           --           --             --
Other: Local Income Tax Withholding            --            2           (2)            --
    Total State and Local                      --           24          (24)            --
TOTAL TAXES                                (3,502)        (216)         151         (3,567)


                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                                    AMOUNT
----------------------                                                    ------
Current                                                                     43
0 - 30 days                                                                 --
31 - 60 days                                                                --
61 - 90 days                                                                --
91+ days                                                                    --
TOTAL ACCOUNTS PAYABLE                                                      43

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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See footnotes on following page.                                           MOR-4

DVI Business Credit Corporation            REPORTING PERIOD: 01/01/04 - 01/31/04
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

(a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

(b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

(c)   Beginning balance represents a tax benefit asset.

(d) Includes non-cash transfer of tax benefit to DVI Financial Services, Inc. (case #03-12657).

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 01/01/04 - 01/31/04

                                 RECEIVABLES (A)
(in thousands)

RECEIVABLES                                                                        AMOUNT
-----------                                                                        ------
Total Lines of Credit Collateralized by Third-party Medical Receivables            280,257

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                               YES         NO
----------------------------                                               ---         --
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?

    If yes, provide an explanation below.                                               X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?

    If yes, provide an explanation below.                                               X

3.  Have all postpetition tax returns been timely filed?

    If no, provide an explanation below.                                    X

4. Are workers compensation, general liability and other necessary insurance coverages in effect?

    If no, provide an explanation below.                                    X

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                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables.
      As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of January 31, 2004 is listed above.

DVI Business Credit
Corporation
Case No. 03-12658 (MFW)

Reporting Period: 01/01/04 - 01/31/04

                     DVI BUSINESS CREDIT CORPORATION
                              TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.


         2/19/2004                                /s/ John P. Boyle
----------------------------                      ------------------------------
           Date                                   Signature of Responsible Party
                                                  John P. Boyle